Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (“Security Agreement”) dated the 29th day of September, 2021, made by Empire Petroleum Corporation, a Delaware corporation (“Pledgor”), in favor of ENERGY EVOLUTION MASTER FUND, LTD., a Cayman Islands exempted company (“Lender”). Capitalized terms utilized but not defined herein shall have the meaning as set forth under the terms of the Loan Modification Agreement (“Modification Agreement”) between EMPIRE NEW MEXICO LLC, a Delaware limited liability company d/b/a Green Tree New Mexico (“Company”), Pledgor and Lender, dated on or near the date hereof.

W I T N E S S E T H:

That for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Lender as follows:

1.             Pledge and Grant of Security Interest. As collateral security for all of the Obligations, Pledgor hereby pledges and assigns to Lender, and grants to Lender a continuing security interest in, the following (collectively, the “Pledged Collateral”):

(a)              One hundred percent (100%) of Pledgor’s membership interests (collectively the “Pledged Interest”) in Company, Parent’s wholly owned subsidiary, including, but not limited to, the present right to make claim for, collect, receive and give receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable to or receivable under that certain Limited Liability Company Agreement of Company dated as of March 10, 2021, as the same may amended (the “Company Agreement”), to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which Pledgor is or may become entitled to under Company Agreement and all of Pledgor’s claims, demands and causes of actions with respect to the Pledged Interest, and all of Pledgor’s right, title and interest in any fund or account balance set aside for the payment thereof; moneys and proceeds of every kind and nature, due or to become due to Pledgor at any time, now or hereafter, together with the certificates representing the Pledged Interests (if any), all options and other rights, contractual or otherwise, with respect thereto and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests; any and all of Pledgor’s rights to vote, control or otherwise direct the actions of Company or its managers, directors, employees, agents or representatives; and any and all of Pledgor’s right to be and act as a member of Company, without restriction or reservation;

(b)              All additional interests in Company from time to time issued to or acquired by Pledgor by virtue of its ownership of the Pledged Interests as a result of any dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of membership interests, membership interest split, spin-off, split-off, or other form or recapitalization, the certificates representing such additional financial interests and all dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional financial interests; and

(c)              All proceeds of any and all of the foregoing; in each case, whether now owned or hereafter acquired by Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

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2.             Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”):

(a)              The prompt payment, as and when due and payable, of the “Obligations” (in this instance as used and defined in the Loan Modification) under the Note (as modified by the Modification Agreement and as maybe further modified, extended or amended the “Loan”); and

(b)             The due performance and observance by Pledgor of all of its respective obligations and undertakings under or pursuant to this Security Agreement, the Modification Agreement and any other Loan Document.

3.             Delivery of the Pledged Collateral.

(a)              All certificates representing the Pledged Interests, if any, shall be delivered to Lender on or prior to the execution and delivery of this Security Agreement. All other certificates and instruments constituting Pledged Collateral from time to time shall be delivered to Lender promptly upon the receipt thereof by or on behalf of Pledgor, and until such delivery shall be held in trust for the benefit of Lender. All such certificates and instruments shall be held by or on behalf of Lender pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

(b)             If Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) membership interest certificate (including, without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of membership interests, split membership interest, spinoff or split-off), promissory note or other instrument; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise; (iii) dividends or distributions payable in cash (except as otherwise set forth in Section 6 hereof) or in securities or other property; or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Pledgor shall receive such membership interest certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Lender, shall segregate it from Pledgor’s other property and shall deliver it forthwith to Lender in the exact form received, with any necessary endorsement and/or appropriate membership interest powers duly executed in blank, to be held by Lender as Pledged Collateral and as further collateral security for the Obligations.

(c)              If any of the Pledged Interests are not certificated, Pledgor shall, at Lender’s request, and at Pledgor’s expense, cause each such Pledged Interest to be certificated in accordance with all applicable laws and shall deliver the certificate(s) evidencing such Pledged Interests to Lender together with any necessary endorsement and/or membership interest powers duly executed in blank, to be held by Lender as Pledged Collateral and as further collateral security for the Obligations.

4.             Representations and Warranties.  Pledgor represents and warrants as follows:

(a)              The Pledged Interest has been duly authorized and validly issued, are fully paid and non-assessable, and constitute validly issued, outstanding membership interest of Company.

(b)             Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Security Agreement.

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(c)              The execution, delivery and performance by Pledgor of this Security Agreement and any transactions contemplated hereunder are within the powers of Pledgor and have been duly authorized by all necessary action. This Security Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding agreement of Pledgor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)             The exercise by Lender of its rights and remedies hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Pledgor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

(e)              No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge hereunder by Pledgor of, or the grant by Pledgor of the security interest created hereby in, the Pledged Collateral or (ii) except as may be required by laws affecting the offering and sale of securities generally, for the exercise by Lender of its rights and remedies hereunder.

(f)              This Security Agreement creates a valid security interest in favor of Lender in the Pledged Collateral. The taking possession by Lender of the certificates representing the Pledged Interests, if any, and all other certificates, instruments and cash constituting Pledged Collateral from time to time, and the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware describing the Pledged Collateral will perfect, and establish the first priority of, Lender’s security interest hereunder in the Pledged Collateral, securing the Obligations. Except as set forth in this Section 4(f), no action is necessary or desirable to perfect or otherwise protect such security interest.

(g)             The office where Pledgor keeps its records concerning the Pledged Collateral is located at the address specified for Pledgor in Section 11 hereof.

5.             Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, Pledgor will, unless Lender shall otherwise consent in writing:

(a)              give Lender at least thirty (30) days’ prior written notice of any change in the location of the office where it keeps its records concerning the Pledged Collateral;

(b)             keep adequate records concerning the Pledged Collateral and permit Lender, its agents or representatives, at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

(c)              at Pledgor’s expense, promptly deliver to Lender a copy of each notice or other communication received by it in respect of the Pledged Collateral, and of each financial statement from time to time furnished or made available to it by Company; and, at Lender’s request, permit Lender to inspect all records of Company which Pledgor is entitled to inspect (provided that such inspection by Lender is not in conflict with applicable law);

(d)             at Pledgor’s expense, defend Lender’s right, title and security interest in and to the Pledged Collateral against the claims of any person or entity;

(e)              at Pledgor’s expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Lender may request in order to (i) perfect and protect the security interest created or purported to be created hereby; (ii) enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; or (iii) otherwise effect the purposes of this Security Agreement, including, without limitation, delivering to Lender irrevocable proxies in respect of the Pledged Collateral in accordance with Section 6 hereof.

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(f)              not sell, assign, exchange or otherwise dispose of any of the Pledged Collateral, or any interest therein, except in furtherance of Section 6(a) of the Modification Agreement;

(g)             not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the pledge hereunder and the security interest created hereby;

(h)             not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any pledged collateral other than pursuant hereto;

(i)               not permit the issuance of (i) any additional shares of any class of membership interests of Company, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or conditions into, or exchangeable for any such membership interests, or (iii) any warrants, options, contracts, or other commitments entitling any party to purchase or otherwise acquire any such membership interests;

(j)               not take or fail to take any action which would in any manner impair the value or enforceability of Lender’s security interest in any Pledged Collateral;

(k)              not amend Company’s Certificate of Formation or the Company Agreement without Lender’s express consent (not to be unreasonably withheld) and, provided further, Lender shall not withhold consent of such changes as are reasonably necessary for Company to perform its obligations under Section 6(a) of the Modification Agreement; and

(l)               not permit the Pledged Interests to become certificated.

6.             Voting Rights, Distributions, Dividends, Etc. in Respect of the Pledged Collateral.

(a)              Prior to the occurrence of an Event of Default (as defined in Section 8 hereof):

(i)               Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement or the other Loan Documents; provided, however, that Pledgor will not exercise or refrain from exercising any such right, as the case may be, if Lender gives Pledgor notice that, in Lender’s judgment, such action would have a material adverse effect on the value of any Pledged Collateral;

(ii)             Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Collateral; provided, however, that any and all

(1)             dividends, distributions and interest (paid or payable other than in cash) and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, and

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(2)             cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral shall be, and shall forthwith be delivered to Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, shall be segregated from the other property or funds of Pledgor, and shall be forthwith delivered to Lender in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lender as Pledged Collateral and as further collateral security for the Obligations; and

(iii)           Lender will execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 6(a).

(b)             Upon the occurrence of an Event of Default (as defined in Section 8 hereof), all rights of Pledgor to receive such dividend payments and distributions as related to the Pledged Collateral shall cease, and all such rights shall thereupon become vested in Lender which shall thereupon have the sole right to receive the distributions and dividends related to the Pledged Collateral.

7.             Additional Provisions Concerning the Pledged Collateral.

(a)              Pledgor hereby agrees to take any action and to execute any instruments which may be necessary or advisable to accomplish the purposes of this Security Agreement.

(b)             Pledgor hereby irrevocably appoints Lender Pledgor’s attorney-in-fact and proxy, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender’s discretion, to give any notice, take any action and execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement (subject to the rights of Pledgor under Section 6(a) hereof), including, without limitation, (i) to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and (ii) to give any notice, request any information, take any action and execute any instrument which Lender deems necessary to perfect, preserve and protect its position as lienholder with respect to the Pledged Collateral.

(c)              If Pledgor fails to perform any agreement or obligation contained herein, Lender itself may perform, or cause performance of, such agreement or obligation, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor pursuant to Section 10 hereof.

(d)             Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

8.            Events of Default. An Event of Default shall be deemed to have occurred hereunder upon the occurrence of a failure or default in the full, faithful and prompt payment or performance of any one or more of the Obligations, and shall include, but shall not be limited to:

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(a)              Any default in the full and prompt payment when due of all or any part of any indebtedness or obligation constituting part of the Obligations within 7 days after being provided written notice by Lender of such default; or

(b)             Any failure by Pledgor to cure any material default of any covenant, agreement, obligation, condition or undertaking under any Loan Documents or any other instrument or document now or hereafter securing all or any part of the Obligations within 30 days after being provided written notice by Lender of such default, except in the case of the payment of money or installment thereof when due and payable for which a 7-day cure period shall apply; or

(c)              Any failure by Pledgor to cure any material default of any representation or warranty of Pledgor under any Loan Documents or any other instrument or document now or hereafter securing all or any part of the Obligations within 30 days after being provided written notice by Lender of such default; or

(d)             Any representation or warranty by Pledgor set out herein or in any other instrument or document executed by Pledgor in connection herewith shall prove to be false or misleading in any material respect as of the time made; or

(e)              An Event of Default under the Loan Modification Agreement or any other Loan Document.

9.             Remedies Upon Default. Upon the occurrence of an Event of Default:

(a)              Lender may (i) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Delaware (the “Code”); and (ii) without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as Lender may deem commercially reasonable, for cash or on credit or for future delivery. Pledgor agrees that at least five (5) days’ notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding anything herein to the contrary, Pledgor recognizes that Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Interest or any other securities constituting Pledged Collateral and that Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the “Securities Act”). A sale so conducted shall not be deemed to be commercially unreasonable, within the meaning of the Code, by virtue of the failure to register such securities or to offer them publicly in the manner permitted only with respect to registered securities. Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above to not less than six (6) bona fide offerees shall be deemed to involve a “public sale” for the purposes of the Code (or any successor or similar applicable statutory provision) as then in effect, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that Lender may, in such event, bid for the purchase of such securities.

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(b)             Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Lender pursuant to Section 10 hereof) in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash, cash proceeds or assets, if any, held by Lender and remaining after payment in full of all of the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

10.           Indemnity and Expenses.

(a)              Pledgor agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from Lender’s gross negligence or willful misconduct.

(b)             Pledgor will upon demand pay to Lender the amount of any and all expenses, including the reasonable fees and disbursements of Lender’s counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Security Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral; (iii) exercise or enforcement of any of the rights of Lender hereunder; or (iv) the failure by Pledgor to perform or observe any of the provisions hereof, except expenses resulting from Lender’s gross negligence or willful misconduct.

11.          Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, certified mail, return receipt requested, or telegraphed or delivered, if to Pledgor, to it at: 2200 S. Utica Place, Suite 150 Tulsa, OK 74114; to Lender, 25025 I-45 North, Suite 420, The Woodlands, Texas 77380; or as to either such person at such other address as shall be designated by such person in a written notice to such other person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, when received or three business days after mailing, whichever is earlier; or (ii) if delivered, upon delivery.

12.           Security Interest Absolute. All rights of Lender, all security interests and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

(a)              any lack of validity or enforceability of the Loan Documents, or any other agreement or instrument relating thereto;

(b)             any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Note, or any other agreement or instrument relating thereto or to any of the Obligations;

(c)              any increase in, addition to, or exchange, release or non-perfection of, any other collateral, or any release or amendment or waiver of or consent to departure from agreement, for all or any of the Obligations;

(d)             any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor or any other party liable, directly or indirectly, absolutely or contingently, with respect to all or any part of the Obligations; or

(e)              the absence of any action on the part of Lender to obtain payment or performance of the Obligations from any person or entity.

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13.           Miscellaneous.

(a)              No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)             No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Lender’s rights and remedies provided herein and in any other instrument or document now or hereafter securing all or any part of the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

(c)              Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)             This Security Agreement shall be binding on Pledgor and its successors and permitted assigns and shall inure, together with all rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing, Lender may assign or otherwise transfer all or part of its rights to all or any part of the Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to Lender herein or otherwise. None of the rights or obligations of Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Lender.

(e)              Upon payment and satisfaction in full of the Obligations, this Security Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Lender will thereupon, at Pledgor’s request and expense, (i) return to Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (ii) execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

(f)              This Security Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are, under mandatory provisions of law, governed by the laws of a jurisdiction other than the State of Delaware.

(g)             The captions or headings of the Sections of this Security Agreement are inserted merely for convenience of reference and shall not be deemed to limit or modify the terms and provisions hereof. As used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders, as the context shall require.

(h)             Any payment of principal and/or interest on any of the Obligations shall toll any statute of limitations which would otherwise be applicable.

(i)               This Security Agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in one or more counterparts, all of which will be considered

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one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Facsimile or pdf transmission of any signed original document or retransmission of any signed facsimile or pdf transmission will be deemed the same as delivery of an original. At the request of any party, the other parties will confirm facsimile or pdf transmission by signing a duplicate original document.

[signature page follows]

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IN WITNESS WHEREOF, the duly authorized representatives of Pledgor and Lender have executed this Security Agreement on this the day and year first above written.

Pledgor: EMPIRE PETROLEUM CORPORATION By: /s/ Michael R. Morrisett Michael R. Morrisett, President LENDER: ENERGY EVOLUTION MASTER FUND, LTD. By: /s/ Sterling Mulacek Sterling Mulacek, Director

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